                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                             Date of Report: May 15, 1999

                   AmeriCredit Automobile Receivables Trust 1998-B
               (Exact Name of Registrant as specified in its charter)

      United States                   333-36365                   88-0359494
----------------------------    -----------------------        ----------------
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
        of Incorporation)                                Identification Number)

                             c/o AmeriCredit Financial
                                   Services, Inc.
                             Attention: Daniel E. Berce
                                  200 Bailey Avenue
                                Fort Worth, TX 76107
                               (Address of Principal
                                 Executive Office)

                                  (817) 332-7000
                            Registrant's phone number

Item 5. Other Events

      Information relating to distributions to Noteholders for the April, 1999 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Floating Rate Asset Backed Notes, Class A-3 Floating Rate Asset Backed Notes, Class A-4 Asset Backed Notes, and the Class A-5 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of May 11, 1998 between the Registrant,
      AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust
      Collateral Agent (the "Agreement").

Item 7. Financial Statements, Exhibits


      Exhibit No.        Exhibit
      ----------         -------
        99.1             Preliminary Servicer's Certificate and Servicer's
                         Certificate for the April, 1999 Collection Period
                         relating to the Notes issued by the Registrant pursuant
                         to the Agreement.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 1998-B

By: AmeriCredit Financial Services, Inc., as Servicer

/s/ Daniel E. Berce
    Daniel E. Berce
    Vice Chairman and
    Chief Financial Officer

May 15, 1999

                                EXHIBIT INDEX


Exhibit
-------
  99.1                Preliminary Servicer's Certificate and Servicer's
                      Certificate for the April, 1999 Collection Period relating to the Notes issued by the Registrant.

